UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 21, 2006

                             VALLEY COMMERCE BANCORP
                             -----------------------
             (Exact name of registrant as specified in its charter)

          California                    000-51949               46-1981399
          ----------                    ---------               ----------
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
        incorporation)                                    Identification Number)

              200 South Court Street
                Visalia, California                         93291
                -------------------                         -----
       (Address of principal executive offices)          (Zip Code)

                                 (559) 622-9000
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

         On July 21, 2006, the registrant issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.



Item 9.01.   Financial Statements and Exhibits

         (c) The exhibit list required by this Item is incorporated by reference to the exhibit index filed as part of this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2006                         Valley Commerce Bancorp





                                             By: /s/Roy O. Estridge
                                                 ------------------
                                                    Roy O. Estridge
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


99 Press release dated July 21, 2006 announcing unaudited financial results for the three and six month periods ended June 30, 2006.